UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): February 16, 2017

BALDWIN & LYONS, INC.
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(Exact name of registrant as specified in its charter)

Indiana	0-5534	35-0160330
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

111 Congressional Boulevard, Carmel, IN	46032
(Address of principle executive offices)	(Zip Code)

Registrant's telephone number, including area code:                                       (317) 636-9800
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Not applicable
                                                                                               __________________________________________________________________________________________

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-
       2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-
      4(c))

Item 2.02 Results of Operations and Financial Condition

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 2.02 - Results of Operations and Financial Condition of Form 8-K. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February 16, 2017, Baldwin & Lyons, Inc. (the "Company") issued a press release announcing the results of its operations for the fourth quarter and twelve months ended December 31, 2016.  The Company also posted the press release, with additional financial and operating information for the quarter and twelve months ended December 31, 2016, to its website.  A copy of the press release, including such additional financial and operating information, is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference into this Item 2.02 as if fully set forth herein.

Throughout its press release and in the conference call to discuss the results of its operations for the fourth quarter of 2016, the Company presents and will present its results and operations in the manner it believes will be the most meaningful, which includes some measures that are not based on accounting principles generally accepted in the United States (GAAP).
The Company's management uses the term operating income, a non-GAAP financial measure, which is defined as income excluding pre-tax investment gains and losses.  This financial measure is used to evaluate the Company's performance because the recognition of investment gains and losses in any given period is largely discretionary as to timing and could distort the analysis of trends. The Company believes that the defined term is used commonly in the property/casualty insurance industry and that equity analysts and the Company's significant shareholders exclude gains and losses on investments in their analysis of the Company's results for the same reason.
The combined ratios and the components thereof, as presented herein, are commonly used in the property/casualty insurance industry and are applied to the Company's GAAP underwriting results.
Item 9.01  Financial Statements and Exhibits
(d)	Exhibits.
99.1  Baldwin & Lyons, Inc. press release dated February 16, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALDWIN & LYONS, INC.

February 16, 2017 by:  /s/ W. Randall Birchfield
                                     W. Randall Birchfield,
                                     President & Chief Executive Officer